Significant Accounting Policies	6 Months Ended
Jun. 30, 2018
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

A discussion of the Partnership’s significant accounting policies can be found in the Partnership’s Consolidated Financial Statements included in the Annual Report on Form 20-F for the year ended December 31, 2017 (the “Consolidated Financial Statements for the year ended December 31, 2017”).

Changes in Accounting Policies

During the six-month period ended June 30, 2018, the Partnership adopted the following Accounting Standard Updates (“ASU”):

  ASU 2017-01 Business Combinations: In January 2017, the Financial Accounting Standards Board (“FASB”) issued the Accounting Standard Update (“ASU”) 2017-01 Business Combinations to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisition (or disposals) of assets or businesses. Under current implementation guidance the existence of an integrated set of acquired activities (inputs and processes that generate outputs) constitutes an acquisition of business. This ASU provides a screen to determine when a set of assets and activities does not constitute a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. During 2018 the Partnership adopted this ASU. The implementation of this ASU resulted in vessel acquisitions being treated as asset acquisitions while under the old standard would have been treated as acquisitions of a business. However, there is no material impact in the financial statements of the Partnership as in both cases the transaction price was allocated to the vessel and the attached time charter.

  ASU 2016-15 Classification of certain cash payments and cash receipts: There was no impact from the adoption of this update as the classification of the related cash payments and cash receipts has always been reported as described in the ASU.

  ASU 2014-09 Revenue from Contracts with Customers: The Partnership elected to use the modified retrospective transition method for the implementation of this standard. As a result of the adoption of this standard revenues generated under voyage charter agreements were recognized on a pro-rata basis from the date of loading to discharge of cargo. Prior to the adoption of this standard, revenues generated under voyage charter agreements were recognized on a pro-rata basis over the period of the voyage which was deemed to commence upon the later of the completion of discharge of the vessel’s previous cargo or upon vessel’s arrival to the agreed upon port, and deemed to end upon the completion of discharge of the delivered cargo. The financial impact on the Partnership’s financial statements derived from voyage charters which did not commence and end in the same reporting period due to the timing of recognition of revenue, as well as the timing of recognition of certain voyage related costs. The effect of the implementation of this update was insignificant as most of the Partnership’s vessels were operated under time charter arrangements as of December 31, 2017 and as a result no adjustment was posted in the Partnership’s opening retained earnings as of January 1, 2018.

  ASU 2016-18 – Restricted cash: The implementation of this update affected the presentation in the statement of cash flows relating to changes in restricted cash which are presented as part of cash whereas the Partnership previously presented these within investing activities, and had no impact on the Partnership’s unaudited condensed consolidated balance sheets and statements of comprehensive income.